EEI Financial Conference November 2015 Exhibit 99.1

Forward-Looking Statement Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; the outcome of contract negotiations for goods and services; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including but not limited to cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather- related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects; Great Plains Energy’s ability to successfully manage transmission joint venture; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties. This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. 2 2015 EEI Investor Presentation

Solid Vertically Integrated Midwest Utilities

Service Territories: KCP&L and GMO



KCP&L
GMO
Iowa
Nebraska
Kansas
Missouri

Business Highlights

- Solid Midwest fully regulated electric utility operating under the KCP&L brand
- Company attributes
  - Regulated operations in Kansas and Missouri
  - ~844,200 customers / ~3,000 employees
  - ~6,600 MW of primarily low-cost coal baseload generation
  - ~3,600 circuit miles of transmission lines; ~22,500 circuit miles of distribution lines
  - ~$10.5 billion in assets at 2014YE
  - ~$6.6 billion in rate base

2014 Retail MWh Sold by Customer Type



39%
47%
14%
Residential
Commercial
Industrial

Total: ~ 23,115 MWhs[1]

2014 Retail MWh Sales by Jurisdiction



37%
28%
35%
Kansas
Missouri (KCP&L)
GMO

Total: ~ 23,115 MWhs[1]

2014 MWh Generated by Fuel Type



16%
81%
2%
1%
Coal
Nuclear
Wind
Natural Gas and oil

1. In thousands

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2015 EEI Investor Presentation
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Clear Focus Continue to promote the economic strength of the region, improve the customer experience and grow earnings Best in Class Electric Utility Operations Customer Experience Targeted Investment Opportunities  Disciplined execution to deliver reliable and low cost power  Focused on earning our allowed return by actively managing regulatory lag  Proactive economic development  Responsive to changing customer expectations o Technology investments that facilitate more informed customer interaction o Expand comprehensive suite of energy-related products and services  Balanced strategic growth initiatives through national transmission opportunities and flexibility for opportunistic growth 2015 EEI Investor Presentation 4

Long-Term Growth Targets Strategy – To provide Safe and Reliable Service to Our Customers at a Reasonable Cost and Deliver Competitive Total Shareholder Returns 5 2015 EEI Investor Presentation Targeting Earnings Growth Targeting Dividend Growth  Near term (2014 - 2016) ‒ Compounding annual EPS growth of 4% - 6%1 ‒ Rate base increase from $5.8 billion to $6.6 billion  Longer term (Post 2016) ‒ Competitive customer rates ‒ Infrastructure & system reliability ‒ Physical & cyber security ‒ Investments in sustainability ‒ National transmission  Near term (2014 - 2016) ‒ Compounding annual dividend growth of 4% - 6% ‒ 55% - 70% payout ratio  Longer term (Post 2016) ‒ 60% - 70% payout ratio ‒ Increasing cash flow flexibility ‒ Favorable tax position through 2023 due to NOLs and tax credits ‒ Improving credit metrics 1. Based on our 2014 earnings per share guidance range of $1.60 - $1.75

2016 and 2017 Considerations 2015 EEI Investor Presentation 6 2016 2017 Earnings Growth  4 – 6% growth target from 2014 – 2016 off of initial 2014 earnings per share guidance range of $1.60 – $1.75 Monitor Demand and Tightly Control O&M  Weather-normalized retail sales growth of flat to 0.5%, net of energy efficiency  Focused O&M and capital management  Weather-normalized retail sales growth of flat to 0.5%, net of energy efficiency  Focused O&M and capital management Operational and Regulatory Execution  Full year of new KCP&L retail rates on total Great Plains Energy rate base of $6.6 billion ‒ Fuel adjustment clause  File GMO general rate case  File abbreviated rate case for KCP&L KS  Anticipate new retail rates in 2017 for KCP&L KS and GMO Improve Cash Flow Position and Support Targeted Dividend Growth  No plans to issue equity  No plans to issue long-term debt  Utilization of NOLs and tax credits, minimizing cash income tax payments  No plans to issue equity  Refinance long-term debt  Increasing cash flow flexibility  Utilization of NOLs and tax credits, minimizing cash income tax payments

Increasing Cash Flexibility Increasing cash flexibility expected to drive dividend growth 1. 2013 – 2015 based on fourth quarter declared dividend Target dividend payout ratio of 55% to 70% from 2014 to 2016 and 60% to 70% thereafter +6¢ +7¢ ~7% Dividend CAGR1 exceeds target of 4% – 6% from 2014 to 2016 2015 EEI Investor Presentation 7

Environmental sustainability investments providing customers with affordable, reliable energy while also improving regional air quality Commitment to the Environment 2015 EEI Investor Presentation 8  Sustainable energy strategy has prepared company for Clean Power Plan and other environmental rules  72% of coal fleet retrofitted with emission-reducing scrubbers  Plan to cease burning coal in the coming years at three plants totaling more than 700 megawatts or nearly 20% of the Company’s coal fleet SO2 NOX Since 2005, reduced SO2 and NOx emissions by approximately 66% and 68%, respectively

Operational Excellence Focused on top tier customer satisfaction and operational excellence 9 KCP&L No. 1 in Plains Region 2015 EEI Investor Presentation 2 1. Exclusive of regulatory amortizations and items with direct revenue offsets 2. Approximately $30 million of the $55 million increase from 2012 to 2014 is due to regulatory amortizations, and items with direct revenue offsets In 2014, awarded the most reliable utility for the Plains Region for eight consecutive years Successfully managed O&M1 growth below inflation rate from 2011 – 2014 Through disciplined cost management, expect O&M1 in 2015 to be flat compared to 2014

Local Economy Economic Development Activity  Kansas City area now the largest auto manufacturing center in the United States, outside of Detroit  Cerner Corporation’s $4.5 billion business expansion underway and is expected to create up to 16,000 new jobs between 2017 and 2025, making it the largest economic development project in Missouri history Housing Market  September 2015 year to date single family housing permits highest since 2007  September 2015 year to date sales of new and existing homes are up over 12% compared to 2014 with an average sales price increase of 5% Employment  Kansas City area has experienced 51 consecutive months of job growth through September 2015 and employment levels are above the pre-recession peak  Kansas City area unemployment rate of 4.4% in September 2015 compared with the national average of 4.9%1 1. On a non-seasonally adjusted basis 10 2015 EEI Investor Presentation Improving residential real estate and jobs market leading to continued customer growth

Projected Utility Capital Expenditures

Projected Utility Capital Expenditures (In Millions)[1,2]	2015E	2016E	2017E	2018E	2019E
Generating facilities	$245.2	$222.5	$204.8	$205.1	$203.2
Distribution and transmission facilities	260.1	229.6	201.0	203.0	222.9
General facilities	148.2	84.2	71.8	28.6	15.9
Nuclear fuel	20.0	21.0	44.4	21.2	23.5
Environmental	119.1	62.2	158.4	103.4	99.9
Total utility capital expenditures	**$792.6**	**$619.5**	**$680.4**	**$561.3**	**$565.4**

Considerations	
Generating facilities	❑ Includes expenditures associated with KCP&L's 47% interest in Wolf Creek
Distribution and Transmission facilities	❑ Includes expenditures associated with vehicle fleet, expanding service areas and infrastructure replacement
General facilities	❑ Expenditures associated with information systems and facilities
Environmental	❑ KCP&L's share of environmental upgrades at La Cygne to comply with the Best Available Retrofit Technology (BART) rule ❑ Upgrades to comply with the Mercury and Air Toxic Standards (MATS) rule and Coal Combustion Residuals (CCR) rule ❑ Estimates for compliance with the Clean Air Act and Clean Water Act based on proposed or final regulations where the timing is uncertain

1. Projected capital expenditures for KCP&L and GMO; excludes Allowance for Funds Used During Construction (AFUDC)
2. Great Plains Energy accounts for its 13.5% ownership in Transource Energy, LLC (Transource) under the equity method of accounting. Great Plains Energy's capital contributions to Transource are not reflected in projected capital expenditures

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2015 EEI Investor Presentation
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Transource Energy, LLC

Pursuing competitive transmission opportunities through Transource

- Transource is a joint venture between GXP (13.5%) and AEP (86.5%) structured to pursue competitive transmission projects[1]
- Actively pursuing transmission projects in broad range of existing and emerging regions
- Transource Project Portfolio:
  - SPP:
    - Iatan – Nashua Project, $65 million, completed in 2015
    - Sibley – Nebraska City Project, $266 million, 2016 expected in service
  - PJM:
    - Thorofare Area Project, $60 million, 2019 expected in service



Non-RTO west
CA ISO
SPP
ERCOT
MISO
Non-RTO East
PJM
NYISO
ISO-NE

1. The venture excludes transmission projects in the Electric Reliability Council of Texas (ERCOT) and AEP's existing transmission project joint ventures

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2015 EEI Investor Presentation
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Competitive Process Timeline for Initial Focus Regions

Transource is well-positioned to compete and deliver innovative transmission solutions; Transource awarded first transmission project under PJM's new competitive process

PJM: Competitive process underway. PJM will solicit proposals for both reliability and market efficiency needs throughout each year.

SPP
10 Yr. & Annual Plan

Deadline for RFP responses Nov 2015

Independent Evaluation Panel will review and select winning bid

SPP
Awards Project

MISO
10 Yr. Plan

No regional projects identified; Interregional showing promise

4Q 2015	1Q 2016	2Q 2016

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2015 EEI Investor Presentation 13

Favorable Income Tax Position  Approximately $830 million in future income tax benefits at year-end 2014: o ~ $590 million of tax benefits on net operating loss (NOL) carryforwards o ~ $240 million tax credit carry forwards primarily related to advanced coal investment tax credits (ITC), wind production tax credits, and alternative minimum tax (AMT) credits  Do not anticipate paying significant income taxes through approximately 2023 1. Regulated NOLs are included in rate base and tax credits are generally included in cost of service as generated except for ITC which is amortized over the life of the property it relates to 2. Non-Regulated NOLs, which include approximately $350 million related to the GMO acquisition, are not included in rate base 14 2015 EEI Investor Presentation Future tax benefits mitigate the need for additional equity in the foreseeable future

Investment Thesis 15 2015 EEI Investor Presentation Pure-play, regulated Midwest Utility with balanced total shareholder return profile  Earnings growth driven by infrastructure investments, disciplined cost management and national transmission opportunities  Increasing cash flow flexibility expected to drive dividend growth and potential share repurchases  Solid track record of execution and constructive regulatory treatment with opportunities for improvements in regulatory framework  Flexible investment opportunities with improved risk profile Annual EPS Growth of 4% - 6%1 + Enhanced Dividend Growth of 4% - 6%2 = Attractive Platform for Shareholders 1. From 2014 to 2016 based on our 2014 earnings per share guidance range of $1.60 - $1.75 2. From 2014 to 2016

Appendix Pages Operations Overview 17 – 22 2015 Earnings Review and Business Update 23 – 30 16 2015 EEI Investor Presentation

State Commissioners Missouri Public Service Commission (MPSC) Kansas Corporation Commission (KCC) Mr. Daniel Y. Hall (D) Chair (since August 2015) Term began: September 2013 Term expires: September 2019 Ms. Shari Feist Albrecht (I) Chair (since January 2014) Term began: June 2012 Term expires: March 2016 Mr. Stephen M. Stoll (D) Commissioner Term began: June 2012 Term expires: December 2017 Mr. Jay S. Emler (R) Commissioner Term began: January 2014, reappointed May 2015 Term expires: March 2019 Mr. William P. Kenney (R) Commissioner Term began: January 2013 Term expires: January 2019 Mr. Pat Apple (R) Commissioner Term began: March 2014 Term expires: March 2018 Mr. Scott T. Rupp (R) Commissioner Term began: March 2014 Term expires: March 2020 Ms. Maida J. Coleman (D) Commissioner Term began: August 2015 Term expires: August 2021 MPSC consists of five (5) members, including the Chairman, who are appointed by the Governor and confirmed by the Senate.  Members serve six-year terms (may continue to serve after term expires until reappointed or replaced)  Governor appoints one member to serve as Chairman KCC consists of three (3) members, including the Chairman, who are appointed by the Governor and confirmed by the Senate.  Members serve four-year terms (may continue to serve after term expires until reappointed or replaced)  Commissioners elect one member to serve as Chairman 17 2015 EEI Investor Presentation

Most Recent Rate Cases Rate Case Outcomes ($millions) Rate Jurisdiction Date Filed New Retail Rates Rate Base Common Equity Ratio Authorized ROE Annual Revenue Increase Percent Increase KCP&L – Kansas 1/2/2015 10/1/2015 $2,1851 50.48% 9.3% $48.7 9.04% KCP&L – Missouri 10/30/2014 9/29/2015 $2,580 50.09% 9.5% $89.7 11.76% GMO – Missouri 2/27/2012 1/26/2013 $1,830 52.25%2 9.7% $47.93 Refer to fn. 4 GMO (Steam) – Missouri 9/5/2008 7/1/2009 $14 n/a n/a5 $1.0 2.3% Total $6,609 1. Includes $68.6 million of transmission plant in the Transmission Delivery Charge rider 2. Missouri Public Service Commission authorized an equity ratio of approximately 52.6% or approximately 52.3% after including other comprehensive income 3. L&P $21.7 million - includes full impact of phase in from rate case ER-2010-0356 4. MPS 4.9%, L&P 12.7% - includes full impact of phase in from rate case ER-2010-0356 5. Negotiated settlement, information not available 18 2015 EEI Investor Presentation

Cost Recovery Mechanisms Mechanism KCP&L Kansas KCP&L Missouri GMO Energy Cost Adjustment Rider (KS) / Fuel Adjustment Clause Rider (MO) √ √ √ Property Tax Surcharge Rider √ Energy Efficiency Cost Recovery Rider √ Pension and OPEB Tracker √ √ √ Missouri Energy Efficiency Investment Act Programs (KCP&L: Rider / GMO: Tracker) √ √ Renewable Energy Standards Tracker √ √ Renewable Energy Standard Rate Adjustment Mechanism Rider √ Abbreviated rate case (La Cygne) √ Transmission Delivery Charge rider √ Critical Infrastructure Protection Standards / Cybersecurity tracker √ 19 2015 EEI Investor Presentation

Transource’s Transmission Investments 20 (Transource share) Iatan – Nashua Project1 – 345 kV Sibley – Nebraska City Project1 – 345 kV Thorofare Area Project – 138 kV RTO SPP SPP PJM Estimated Cost ($M) $65 $266 $60 Line Miles 31 135 15 Expected In-Service Completed in 2015 2016 2019 CWIP Included Yes Yes Yes Cap on equity % in capital structure: During construction 60% 60% 60% Post construction 55% 55% - Authorized ROE: Base 9.8% 9.8% TBD3 Risk - 1.0% - RTO Participation 0.5% 0.5% 0.5% Total 10.3%2 11.3%2 TBD3 1. Includes abandoned plant recovery of prudently incurred costs and pre-commercial costs/regulatory asset treatment 2. Weighted average all-in ROE for SPP projects, inclusive of risk and RTO participation incentives, is approximately 11.1% 3. FERC 205 order issued in docket ER15-2114-000. The base ROE requested is 10.5% and the ROE was directed to settlement procedures in the order. 2015 EEI Investor Presentation

Renewable Energy and Energy Efficiency  Renewable portfolio of approximately 1,000 MW of wind, hydroelectric, landfill gas and solar power of owned assets and commitments in place representing 13% of total generation capacity  Future renewable investments driven by the Renewable Portfolio Standards (RPS) in Kansas and Missouri – Well positioned to satisfy goals in both states through 2021 and beyond  Flexibility regarding acquisition of future renewable resources: – Through Purchased Power Agreements (PPAs) and purchases of Renewable Energy Credits (RECs); or – Adding to rate base if supported by credit profile and available equity and debt financing  Energy efficiency expected to be a key component of future resource portfolio: – Aggressive pursuit planned with appropriate regulatory recovery Based on three-year average peak retail demand Based on electricity provided to retail customers 21 2015 EEI Investor Presentation

September 30, 2015 Debt Profile and Credit Ratings Great Plains Energy Debt ($ in Millions) KCP&L GMO1 GPE Consolidated Amount Rate2 Amount Rate2 Amount Rate2 Amount Rate2 Short-term debt $ 192.1 0.67% $ 137.0 0.68% $ 12.0 1.75% $ 341.1 0.71% Long-term debt3 2,575.5 4.94% 447.7 5.04% 741.4 5.30% 3,764.6 5.02% Total $2,767.6 4.64% $584.7 4.02% $753.4 5.24% $4,105.74 4.66% Current Credit Ratings Moody’s Standard & Poor’s Great Plains Energy Outlook Corporate Credit Rating Preferred Stock Senior Unsecured Debt Stable - Ba1 Baa2 Stable BBB+ BBB- BBB KCP&L Outlook Senior Secured Debt Senior Unsecured Debt Commercial Paper Stable A2 Baa1 P-2 Stable A BBB+ A-2 GMO Outlook Senior Unsecured Debt Commercial Paper Stable Baa2 P-2 Stable BBB+ A-2 1 Great Plains Energy guarantees approximately 26% of GMO’s debt; 2 Weighted Average Rates – excludes premium/discounts and other amortizations; 3 Includes current maturities of long-term debt; 4 Secured debt = $707M (17%), Unsecured debt = $3,398M (83%); 5 Includes long-term debt maturities through December 31, 2024 Long-Term Debt Maturities5  In August 2015, KCP&L issued $350 million 10-year senior unsecured notes with a coupon rate of 3.65% 22 2015 EEI Investor Presentation

Financial Highlights and Business Update Financial Review  Third quarter 2015 EPS of $0.82 compared with $0.95 in 2014  September 30, 2015, year-to-date EPS of $1.22 compared with $1.44 in 2014  Narrowing 2015 EPS guidance range from $1.35 - $1.60 to $1.35 - $1.45 Regulatory Update  New retail rates and cost recovery mechanisms in KCP&L’s Missouri and Kansas jurisdictions effective September 29, 2015 and October 1, 2015, respectively o Total revenue increase of $138 million o Missouri authorized Fuel Adjustment Clause o Kansas authorized Transmission Delivery Charge rider and Critical Infrastructure Protection Standards / Cybersecurity tracker o La Cygne environmental upgrade project included in rate base – no disallowance in rate cases Dividend Action  Increased quarterly common stock dividend 7.1% from $0.245 per share to $0.2625 per share 23 2015 EEI Investor Presentation

Earnings – 2015 versus 2014 Narrowed 2015 earnings per share guidance range from $1.35 - $1.60 to $1.35 - $1.45 1. Numbers may not add due to the effect of dilutive shares on EPS 2. As of September 30 EPS: 2015 Compared to 20141 3Q 2015 YTD 20152 Weather $0.09 ($0.02) WN Demand ($0.01) - New Retail Rates $0.01 $0.03 KCP&L MO Wholesale Margin ($0.02) ($0.07) Other Margin ($0.03) - Transmission ($0.01) ($0.03) Fuel & Purchase Power $0.02 $0.06 O&M ($0.04) $0.05 AFUDC ($0.04) ($0.08) Depreciation & Amortization ($0.02) ($0.08) 2014 Release of Uncertain Tax Position ($0.05) ($0.05) Other ($0.03) ($0.03) Total ($0.13) ($0.22) 24 2015 EEI Investor Presentation 2 2

Customer Consumption 1. As of September 30 2. Weighted average Retail MWh Sales Growth Rates 3Q 2015 Compared to 3Q 2014 YTD 2015 Compared to YTD 20141 Total Change in MWh Sales Weather – Normalized Change in MWh Sales % of Retail MWh Sales Total Change in MWh Sales Weather – Normalized Change in MWh Sales % of Retail MWh Sales Residential 4.9% (1.9%) 41% (2.9%) (0.2%) 39% Commercial 3.1% (1.0%) 46% 0.3% 0.5% 47% Industrial 2.9% 0.8% 13% (0.8%) (1.2%) 14% 3.8% (1.1%)2 (1.1%) 0.0%2 Results in line with full-year projections of flat to 0.5%, net of energy efficiency 25 2015 EEI Investor Presentation

2015 Fourth Quarter and Full Year Earnings Guidance  Narrowing 2015 earnings per share guidance range from $1.35 - $1.60 to $1.35 - $1.45 Revenue Assumptions  Normal weather in 4Q 2015  Weather-normalized demand growth o Year-to-date September 30, weather-normalized demand was flat, net of energy efficiency – in line with full year projection of flat to 0.5%  New retail rates and cost recovery mechanisms in KCP&L’s Missouri and Kansas jurisdictions effective September 29, 2015 and October 1, 2015, respectively Other Drivers  Increasing depreciation expense  O&M full year increase 2% - 3% compared to 2014 versus initial projection of 3% to 4% o Projected to be flat exclusive of regulatory amortizations and items which have direct revenue offsets versus previously disclosed 1% - 2%  Lower AFUDC  Higher effective tax rate  In August 2015, KCP&L issued $350 million 10-year senior unsecured notes with a coupon rate of 3.65% 26 2015 EEI Investor Presentation

2015 Guidance Assumptions Income Taxes  Effective income tax rate of approximately 35%  Federal/state combined statutory rate of approximately 38.9% impacted by: – AFUDC Equity (non-taxable) – Wind Production Tax Credits (PTC) – Amortization of Investment Tax Credits (ITC)  Do not expect to generate significant income tax liability or pay significant income taxes during 2015 due to: – Ongoing wind PTC – Utilization of prior year Net Operating Losses (NOLs) and tax credits 27 2015 EEI Investor Presentation

Great Plains Energy Consolidation Earnings and Earnings Per Share – Three Months Ended September 30 (Unaudited) Common stock outstanding for the quarter averaged 154.8 million shares, compared with 154.3 million shares for the same period in 2014 Earnings (millions) Earnings per Share 2015 2014 2015 2014 Electric Utility $ 129.1 $ 140.3 $ 0.83 $ 0.91 Other (2.3) 7.1 (0.01) 0.04 Net income 126.8 147.4 0.82 0.95 Preferred dividends (0.4) (0.4) - - Earnings available for common shareholders $ 126.4 $ 147.0 $ 0.82 $ 0.95 28 2015 EEI Investor Presentation

Great Plains Energy Consolidation Earnings and Earnings Per Share – Year to Date September 30 (Unaudited) Common stock outstanding for the year to date averaged 154.8 million shares, compared with 154.2 million shares for the same period in 2014 Earnings (millions) Earnings per Share 2015 2014 2015 2014 Electric Utility $ 196.4 $ 221.1 $ 1.27 $ 1.43 Other (6.3) 2.2 (0.05) (0.01) Net income 190.1 223.3 1.22 1.44 Preferred dividends (1.2) (1.2) - - Earnings available for common shareholders $ 188.9 $ 222.1 $ 1.22 $ 1.44 29 2015 EEI Investor Presentation

Great Plains Energy Reconciliation of Gross Margin to Operating Revenues (Unaudited) Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission. The Company’s expense for fuel, purchased power and transmission, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above. Three Months Ended September 30 (millions) Year to Date September 30 (millions) 2015 2014 2015 2014 Operating revenues $ 781.4 $ 782.5 $ 1,939.5 $ 2,016.0 Fuel (124.5) (142.3) (332.0) (392.9) Purchased power (52.1) (61.2) (146.3) (185.7) Transmission of electricity by others (23.9) (19.3) (65.1) (55.6) Gross margin $ 580.9 $ 559.7 $ 1,396.1 $ 1,381.8 30 2015 EEI Investor Presentation

 NYSE: GXP  www.greatplainsenergy.com  Company Contacts: Lori Wright Vice President – Investor Relations and Treasurer (816) 556-2506 lori.wright@kcpl.com Calvin Girard Senior Manager, Investor Relations (816) 654-1777 calvin.girard@kcpl.com Investor Relations Information 31 2015 EEI Investor Presentation